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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      MAY 25, 1999
                                                --------------------------------

                          INDEPENDENT BANK CORPORATION
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             (Exact name of Registrant as specified in its charter)


             MICHIGAN                    0-7818                 38-2032782
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)


                   230 WEST MAIN STREET, IONIA, MICHIGAN 48846
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                    (Address of principal executive offices)



                                 (616) 527-9450
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              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS.

         Effective March 24, 1999, Independent Bank Corporation, a Michigan corporation and registered bank holding company ("IBC") and Mutual Savings Bank, f.s.b., a federal savings bank ("MSB"), entered into an Agreement and Plan of Reorganization (the "Agreement") pursuant to which MSB will be merged with and into a newly formed, wholly-owned state bank subsidiary of IBC (the "Merger"). As a result of the Merger, each outstanding share of MSB's common stock, $.01 par value, will be converted into .8 shares of IBC common stock, $1.00 par value, subject to potential adjustments as set forth in the Agreement. A copy of the Agreement was filed as Exhibit 2 to IBC's most recent Quarterly Report on Form 10-Q, for the period ended March 31, 1999.

         The Merger is subject to approval by the shareholders of IBC and MSB, as well as various federal and state banking regulatory authorities. In connection with the Merger and issuance of shares of common stock of IBC to MSB's shareholders, IBC will file a Registration Statement on Form S-4 with the Securities and Exchange Commission.

         MSB files certain annual, quarterly and special reports, proxy statements and other information with the Office of Thrift Supervision ("OTS"), pursuant to the authority vested in the OTS, under Section 12(i) of the Securities Exchange Act of 1934, as amended, to administer and enforce Sections 12, 13, 14(a), 14(c), 14(d), 14(f), and 16 of that Act. Copies of MSB's most recent Annual Report on Form 10-K and the most recent quarterly report on Form 10-Q, as filed with the OTS, are attached as Exhibits 99.1 and 99.2, respectively, for purposes of incorporation by reference in IBC's prospective Registration Statement on Form S-4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit 99.1 - Annual Report on Form 10-K for the year ended
                        December 31, 1998 for Mutual Savings Bank, f.s.b.

         Exhibit 99.2 - Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 for Mutual Savings Bank, f.s.b.

         Exhibit 99.3 - Current Report on Form 8-K, dated March 26, 1999, filed by Mutual Savings Bank, f.s.b.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INDEPENDENT BANK CORPORATION


May 25, 1999                           By:  /s/ William R. Kohls
                                            ------------------------

                                       Its: Chief Financial Officer
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                                 Exhibit Index
                                 -------------

Exhibit No.    Description
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
Exhibit 99.1 - Annual Report on Form 10-K for the year ended
               December 31, 1998 for Mutual Savings Bank, f.s.b.

Exhibit 99.2 - Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1999 for Mutual Savings Bank, f.s.b.

Exhibit 99.3 - Current Report on Form 8-K, dated March 26, 1999, filed by Mutual Savings Bank, f.s.b.